Net Income - Impairment Loss (Reversal of Impairment Loss) (Detail) $ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2025 TWD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 TWD ($)	Dec. 31, 2023 TWD ($)
Disclosure of impairment loss and reversal of impairment loss [abstract]
Contract assets	$ 4		$ 3	$ 2
Trade notes and accounts receivable	196		179	128
Other receivables	9		6	22
Inventories	34	$ 1	60	23
Property, plant and equipment	112		0	299
Investment properties	$ (28)	$ (1)	$ (139)	$ 336